                                 Exhibit 10(gg)

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                               PURCHASE AGREEMENT

                                      Among

                             LTV Steel Company, Inc.

                               LTV-Walbridge, Inc.

                           MSC Walbridge Coatings Inc.

                                       and

                          Material Sciences Corporation

                           Dated as of April 23, 2002


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


                                TABLE OF CONTENTS

                                   ARTICLE I

Definitions .................................................................. 2

                                   ARTICLE II

The Purchase ................................................................. 4
     SECTION 2.01.     Closing Date .......................................... 4
     SECTION 2.02.     The Transactions ...................................... 4
     SECTION 2.03.     Payment Mechanics ..................................... 5
     SECTION 2.04.     Excluded Liabilities .................................. 5

                                  ARTICLE III

Representations and Warranties ............................................... 6
     SECTION 3.01.     Representations and Warranties of LTV Steel ........... 6
     SECTION 3.02.     Representations and Warranties of MSC ................. 7

                                   ARTICLE IV

Covenants .................................................................... 7
     SECTION 4.01.     Cooperation and Commercially Reasonable Efforts ....... 7
     SECTION 4.02.     Notice of Certain Events .............................. 8
     SECTION 4.03.     Confidentiality ....................................... 8
     SECTION 4.04.     Expirations of Representations and Warranties ......... 9

                                   ARTICLE V

Closing Conditions ........................................................... 9
     SECTION 5.01.     LTV Steel's and LTV-W's Conditions .................... 9
     SECTION 5.02.     MSC's and MSCWC's Conditions ..........................10

                                   ARTICLE VI

Termination ..................................................................11
     SECTION 6.01.     Termination ...........................................11
     SECTION 6.02.     Effect of Termination .................................11

                                  ARTICLE VII

Miscellaneous ................................................................12
     SECTION 7.01.     Expenses ..............................................12
     SECTION 7.02.     Notices ...............................................12
     SECTION 7.03.     Third Parties .........................................13
     SECTION 7.04.     Successors and Assigns ................................13
     SECTION 7.05.     Headings ..............................................13
     SECTION 7.06.     Governing Law; Entire Agreement .......................13
     SECTION 7.07.     Incorporation of Exhibits .............................13
     SECTION 7.08.     Amendments and Waivers. ...............................13
     SECTION 7.09.     Counterparts ..........................................14

Exhibits:

A.       MSC Undertaking

B.       Mutual Release

C.       Sale Notice

D.       Assignment of GP Interest

E.       Assignment of LTV Steel Coating Agreement

F.       Certificate of Executive Officer

                               PURCHASE AGREEMENT

          PURCHASE AGREEMENT dated as of April 23, 2002 (this "Purchase Agreement") among LTV-WALBRIDGE, INC., a Delaware corporation ("LTV-W") and a subsidiary of The LTV Corporation, a Delaware corporation ("LTV"); LTV STEEL COMPANY, INC., a New Jersey corporation ("LTV Steel") and a subsidiary of LTV; MSC WALBRIDGE COATINGS INC., a Delaware corporation (formerly known as Pre Finish Metals ((EG) Incorporated) ("MSCWC") and a subsidiary of MSC Pre Finish Metals Inc., an Illinois corporation (formerly known as Pre Finish Metals Incorporated ("MSCPFM")) and a subsidiary of MATERIAL SCIENCES CORPORATION, a Delaware corporation ("MSC"); and MSC.

                              W I T N E S S E T H :

          WHEREAS, in 1984 EGL Steel Inc., a Delaware corporation ("EGL"), Inland Steel Electrogalvanizing Corporation, a Delaware corporation ("Inland EG"), and MSCWC organized a general partnership named Walbridge Coatings, An Illinois Partnership (the "Partnership") under the laws of the State of Illinois for the purpose of owning and operating a facility designed primarily to coat sheet steel with zinc or zinc alloys by an electroplating process and also capable of coating sheet steel with Zincrometal (R) or other materials (the "Walbridge Facility"); and

          WHEREAS, pursuant to the Initial Transfer Agreement (as defined herein) and the 1998 Transfer Agreement (as defined herein), EGL purchased Inland EG's Partner's Interest (as that term is defined in Appendix A) in the Partnership; and

          WHEREAS, pursuant to the 1999 Transfer Agreement (as defined herein), LTV-W purchased the GP Interest (as defined herein) from EGL and LTV Steel purchased the Line Time Access (as defined herein); and

          WHEREAS, LTV-W and LTV Steel have each commenced a case under the Bankruptcy Code (as defined herein) before the Bankruptcy Court (as defined herein); and

          WHEREAS, LTV-W desires to sell to MSCWC all of its interests in the Partnership, including without limitation the GP Interest, and LTV Steel desires to sell to MSCWC all of its interests in the Partnership, including without limitation the Line Time Access, and MSCWC desires to buy the same from LTV-W and LTV Steel, in each case on the terms and conditions contained herein; and

          WHEREAS, MSC desires to enter into this Purchase Agreement in order to induce LTV-W and LTV Steel to enter into this Purchase Agreement;

          NOW, THEREFORE, the parties hereto agree as follows:

                                   ARTICLE I

                                   Definitions
                                   -----------

               (a) As used herein, the following terms shall have the following meanings:

          "1998 Transfer Agreement" means the transfer agreement dated as of June 30, 1998, among Inland, BSC, Inland EG, Ispat and EGL.

          "1999 Transfer Agreement" means the Purchase Agreement dated as of July 23, 1999, among EGL, BSC, LTV, LTV Steel, LTV-W, MSCWC, MSCPFM and MSC.

          "Accounting Representatives" shall mean, in the case of LTV Steel and LTV-W, Mr. John Delmore and in the case of MSCWC, Mr. James J. Waclawik, Sr.

          "Affiliate" means, with respect to any person, any other Person directly or indirectly controlling, controlled by or under common control with such Person.

          "Amended BSC Coating Agreement" means the Amended and Restated Coating Agreement dated as of July 23, 1999 between BSC and the Partnership.

          "Amended Operating Agreement" means the Amended and Restated Operating Agreement dated as of July 23, 1999 between MSCWC and the Partnership.

          "Amended Parent Agreement" means the Amended and Restated Parent Agreement dated as of July 23, 1999 among BSC, LTV, MSCPFM and MSC.

          "Amended Partnership Agreement" means the Amended and Restated Partnership Agreement of the Partnership dated as of July 23, 1999 among EGL, LTV-W and MSCWC.

          "Appendix A" means Appendix A to the Definitive Agreements.

          "Bankruptcy Code" means 11 U.S.C.ss.ss.101-1330.

          "Bankruptcy Court" means the United States Bankruptcy Court, Northern District of Ohio, Eastern Division.

          "BSC" means Bethlehem Steel Corporation, a Delaware corporation and the parent of EGL.

          "Definitive Agreements" means the Amended Parent Agreement, the Amended Partnership Agreement, the Amended BSC Coating Agreement, the LTV Steel Coating Agreement, the MSCWC Coating Agreement, the Amended Operating Agreement, together in each case with any and all changes therein or additions thereto evidenced by letter agreements dated on or after July 23, 1999 or the minutes of the Management Committee of the Partnership between July 23, 1999 and the date hereof.

          "Initial Transfer Agreement" means the Transfer Agreement dated as of May 29, 1991, among Ispat, Inland, Inland EG, BSC and EGL, as amended April 23, 1992, and June 5, 1992.

          "Inland" means Inland Steel Company, a Delaware corporation (which has been merged into Ispat).

          "Interest" means the GP Interest together with the Line Time Access.

          "Ispat" means Ispat Inland Inc. (formerly known as Inland Steel Industries, Inc.), a Delaware corporation.

          "LTV Steel Coating Agreement" means the Coating Agreement dated as of July 23, 1999 between LTV Steel and the Partnership.

          "LTV Steel Transaction Documents" means this Purchase Agreement and each of the Exhibits hereto to which LTV Steel and/or LTV-W is or is to be a party.

          "MSCWC Coating Agreement" means the Coating Agreement dated as of July 23, 1999 between MSC and the Partnership.

          "MSC Transaction Documents" means this Purchase Agreement and each of the Exhibits hereto to which MSC and/or MSCWC is or is to be a party.

          "Order" means, collectively, the order of the Bankruptcy Court dated March 21, 2001, as amended by a stipulation and order entered on November 26, 2001, which relates to sales of assets for consideration not greater than $7 million.

          "Person" means any natural person, firm, trust, partnership, joint venture, unincorporated association, corporation, limited liability company, government or governmental agency.

          "Purchase Price" means the payment from MSCWC to LTV-W and LTV Steel pursuant to Section 2.02(a).

          "Purchase Price Adjustment" means the amount determined in accordance with Section 2.02(b) used in the calculation of the Purchase Price.

          "Scheduled Closing Date" means May 15, 2002.

          "Settlement Payment" means the payment from LTV Steel to the Partnership pursuant to Section 2.02(b).

          "Transactions" means all transactions contemplated by this Purchase Agreement.

               (b) Each of the following terms is defined in the Section set forth opposite such term:

                  Term                                    Section
                  ----                                    -------

                  Closing                                 2.01
                  Closing Date                            2.01
                  Confidential Information                4.03
                  EGL                                     Recitals
                  GP Interest                             2.02(a)
                  Inland EG                               Recitals
                  Liabilities                             4.05(a)
                  Line Time Access                        2.02(a)
                  LTV                                     Caption
                  LTV Steel                               Caption
                  LTV Steel Indemnified Persons           4.05(b)
                  MSC Undertaking                         2.02(a)
                  LTV-W                                   Caption
                  MSC                                     Caption
                  MSC Indemnified Persons                 4.05(a)
                  MSCPFM                                  Caption
                  MSCWC                                   Caption
                  Partnership                             Recitals
                  Walbridge Facility                      Recitals


                                   ARTICLE II

                                  The Purchase
                                  ------------

          SECTION 2.01. Closing Date. The Transactions shall, subject to the satisfaction or waiver of the conditions set forth in Article V hereof, be consummated (the "Closing") at the offices of Sidley Austin Brown & Wood, 10 South Dearborn Street, Bank One Plaza, Chicago, Illinois on the Scheduled Closing Date or at such other place or time as shall be agreed to by the parties (the "Closing Date"), effective as of the opening of business, Chicago time, on the Closing Date.

          SECTION 2.02. The Transactions. Simultaneously on the Closing Date:

               (a) MSCWC shall purchase from LTV-W and LTV-W shall sell to MSCWC all of LTV-W's interests in the Partnership, including without limitation a 16.5% general partner interest in the Partnership (including all rights with respect thereto except as expressly otherwise provided herein (the "GP Interest")), which GP Interest shall include a 16.5% Voting Interest (as defined in Appendix A) and a 16.5% Financial Interest (as defined in Appendix A), and
(ii) LTV Steel shall assign to MSCWC, and MSCWC shall acquire from LTV Steel all of LTV Steel's interests in the Partnership, including without limitation all of LTV Steel's interest in the LTV Steel Coating Agreement (LTV Steel's interest therein being referred to herein as the "Line Time Access"). In consideration therefor, MSCWC shall pay to LTV Steel, on behalf of LTV Steel and LTV-W, in the aggregate, $3,137,252.00 less the amount of the Purchase Price Adjustment provided for in Section 2.02(b), on the Closing Date and MSC shall assume and agree to pay or otherwise perform, or to cause one of its Affiliates to pay or otherwise perform, and indemnify LTV Steel and/or LTV-W against, (i) the liabilities and obligations described in Section 2.02(b) to the extent that they are taken into account in determining the Purchase Price Adjustment, and (ii) any and all liabilities, obligations, and commitments of LTV Steel and/or LTV-W under the Definitive Agreements that arise or accrue with respect to any period beginning on or after the Closing Date or arise out of events or circumstances occurring on or after the Closing Date, whether absolute, contingent, known or unknown, disclosed or undisclosed in this Purchase Agreement or otherwise (the "MSC Undertaking"). The form of the MSC Undertaking is set forth in Exhibit A hereto.

               (b) The "Purchase Price Adjustment" shall be equal to the sum of $3,100 for each day in the period from and including April 1, 2002 to but excluding the Closing Date, equal to the parties' estimate of the "Allocated Fixed Costs" due during such period under Section 5.02 of the LTV Steel Coating Agreement. LTV Steel does not intend to purchase any coating services from the Partnership after the date hereof. The exact amount of the Purchase Price Adjustment shall be determined by the Accounting Representatives of the parties in good faith not less than two business days prior to the Closing.

               (c) (i) LTV Steel and LTV-W and (ii) the Partnership shall exchange mutual releases with respect to their respective obligations under the Definitive Agreements in the form of Exhibit B hereto.

          SECTION 2.03. Payment Mechanics. The payments referred to in Section
2.02 shall be paid in cash (in United States dollars) by MSCWC and LTV Steel by wire transfer of immediately available funds to an account specified by LTV Steel or the Partnership, as the case may be, in a written notice to the particular payor delivered not less than five business days prior to the Closing.

          SECTION 2.04. Excluded Liabilities. Except as otherwise provided in this Purchase Agreement or the Amended Partnership Agreement, MSCWC does not assume or undertake to pay, perform, satisfy or discharge any liabilities, obligations, agreements or commitments (i) of LTV, LTV Steel, LTV-W, EGL, BSC, the Partnership, or any of their respective Affiliates or (ii) relating to the operation of the Partnership, the use of the Line Time Access or to the ownership of the GP Interest and arising or accrued with respect to the period before the Closing Date or arising out of events or circumstances occurring or existing prior to the Closing Date, whether due or to become due or whether accrued, absolute, contingent, known or unknown, disclosed or undisclosed in this Purchase Agreement or otherwise; it being understood, however, that the "Purchase Price Adjustment" provided for in Section 2.02(b) hereof shall satisfy and discharge all such liabilities, obligations and commitments of LTV Steel and LTV-W and any of their Affiliates to the Partnership, MSCWC, MSC and any of their Affiliates arising or accrued with respect to the period before the Closing Date or arising out of events or circumstances occurring or existing prior to the Closing Date in each case under the Definitive Agreements.

                                  ARTICLE III

                         Representations and Warranties
                         ------------------------------

          SECTION 3.01. Representations and Warranties of LTV Steel. LTV Steel represents and warrants to MSC and MSCWC that:

               (a) Corporate Existence and Power. Each of LTV Steel and LTV-W is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to execute and deliver each of the LTV Steel Transaction Documents to which it is or will be a party and, subject to compliance with the provisions of the Order that are applicable to the Transactions, to perform its obligations thereunder.

               (b) Corporate and Governmental Authorization; No Contravention. The execution, delivery and performance by each of LTV, LTV Steel and LTV-W of this Purchase Agreement are within the corporate powers of LTV Steel and/or LTV-W, as the case may be, have been duly authorized by all necessary corporate action by LTV Steel and LTV-W, require no action by or in respect of, or filing with, any governmental body, agency or official (except for such actions or filings (i) which are required to comply with the provisions of the Order that are applicable to the Transactions, (ii) which are required to effect the assumption and assignment of the Amended Partnership Agreement and the LTV Steel Coating Agreement, including all amendments thereto, and (iii) which, at the time of execution of this Purchase Agreement, have already been taken or made or such actions or filings the failure of which to take or make would not in the aggregate have a material adverse effect on the transactions contemplated hereby and thereby) and do not or will not, as the case may be, contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or by-laws of LTV Steel or LTV-W, as applicable, or of any material agreement, judgment, injunction, order, decree or other instrument binding upon LTV Steel or LTV-W, as applicable, including, without limitation, any loan agreement for debtor-in-possession financing for LTV Steel or LTV-W.

               (c) Title to Interest. LTV-W has valid title to the GP Interest being sold to MSCWC pursuant to this Purchase Agreement, and LTV Steel has valid title to the LTV Steel Coating Agreement being assigned to MSCWC pursuant to this Purchase Agreement. Upon compliance with the procedures specified in the Order that are applicable to the Transactions, the assumption of the Amended Partnership Agreement by LTV-W and the LTV Steel Coating Agreement by LTV Steel, including in each case all amendments thereto, LTV Steel and LTV-W will have the right to transfer and assign all of their respective interests in the Partnership, including without limitation the GP Interest and Line Time Access, to MSCWC, in each case free and clear of all liens, charges and encumbrances.

               (d) Binding Effect. Subject to compliance with the provisions of the Order applicable to the Transactions, each of the LTV Transaction Documents, when duly and validly executed by each of the other parties thereto, as applicable, shall constitute a valid and binding agreement of LTV Steel and/or LTV-W, as applicable.

               (e) Order in Effect. The Order has not been amended or modified and it remains in full force and effect.

               (f) Limitation. LTV Steel acknowledges that MSC makes no representation or warranty with respect to the assets, liabilities, business, operations, condition (financial or otherwise) or prospects of the Partnership.

          SECTION 3.02. Representations and Warranties of MSC. MSC represents and warrants to LTV Steel and LTV-W that:

               (a) Corporate Existence and Power. Each of MSCWC and MSC is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to execute and deliver each of the MSC Transaction Documents to which it is or is to be a party and to perform its obligations thereunder.

               (b) Corporate and Governmental Authorization; No Contravention. The execution, delivery and performance by each of MSCWC and MSC of each of the MSC Transaction Documents to which it is or is to be a party are within the corporate powers of MSCWC and/or MSC, as the case may be, have been duly authorized by all necessary corporate action of MSCWC, require no action by or in respect of, or filing with, any governmental body, agency or official (except for such actions or filings which, at the time of execution of this Partnership Agreement, have already been taken or made or such actions or filings the failure of which to take or make would not in the aggregate have a material adverse effect on the transactions contemplated hereby and thereby) and do not or will not, as the case may be, contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or by-laws (or other similar documents) of MSCWC or MSC, as applicable, or of any material agreement, judgment, injunction, order, decree or other instrument binding upon MSCWC or MSC, as applicable.

               (c) Binding Effect. Each of the MSC Transaction Documents, when duly and validly executed by each of the other parties thereto, shall constitute a valid and binding agreement of MSCWC and/or MSC, as applicable.

               (d) Limitation. MSC acknowledges that neither LTV Steel nor LTV-W makes any representation or warranty with respect to the GP Interest (except as provided in Section 3.01 hereof), their compliance or non-compliance with any of the Definitive Agreements or the assets, liabilities, business, operations, condition (financial or otherwise) or prospects of the Partnership.

                                   ARTICLE IV

                                    Covenants
                                    ---------

          SECTION 4.01. Cooperation and Commercially Reasonable Efforts. Subject to the terms and conditions of this Purchase Agreement, each of MSC, MSCWC, LTV Steel and LTV-W shall cooperate with one another in timely giving all notices, making all filings, seeking all regulatory clearances and obtaining all consents of third parties, if any, necessary to consummate the Transactions, including without limitation compliance by LTV Steel and LTV-W with all of the provisions of the Order that are applicable to the Transactions, and agrees to execute and deliver such other documents, certificates, agreements and other writings and shall use commercially reasonable efforts to take, or cause to be taken, such other actions and to do, or cause to be done, all things necessary or desirable in order to satisfy the conditions set forth in Article V hereof and to consummate the Transactions as soon as reasonably practicable, and in any event not later than the Scheduled Closing Date. Without limiting the generality of the foregoing, LTV Steel and LTV-W shall cause a "Sale Notice", as such term is defined in the Order, relating to the Transactions in the form attached hereto as Exhibit C to be sent by overnight delivery or telecopier to each of the "Interested Parties", as such term is defined in the Order, promptly after the execution and delivery of this Purchase Agreement. No other form of Sale Notice with respect to the Transactions shall be used without the prior written consent of MSC. Notwithstanding anything herein to the contrary, nothing contained herein shall require any party to waive any of the conditions set forth in
Article V hereof.

          SECTION 4.02. Notice of Certain Events. Each of the parties hereto shall promptly notify the other parties hereto of:

               (a) any notice or other communication from any Person, including without limitation any "Interested Party", as defined in the Order, alleging that the consent of such Person is or may be required in connection with the consummation of any of the Transactions or otherwise asserting any objection to any of the Transactions pursuant to the Order or otherwise;

               (b) any notice or other communication from any governmental or regulatory agency or authority in connection with the consummation of the Transactions;

               (c) any notice of any breach or inaccuracy of any of the representations and warranties made in this Purchase Agreement by any of the parties hereto; or

               (d) any actions, suits, claims, investigations or proceedings commenced or, to its knowledge, threatened against, relating to or otherwise affecting any party hereto that relate to the consummation of the Transactions.

          SECTION 4.03. Confidentiality. From and after the date hereof, each of LTV Steel and LTV-W and its Affiliates will hold, and will cause their respective officers, directors, employees, accountants, counsel, consultants, advisors and agents to hold, in confidence, unless compelled to disclose by judicial or administrative process or by other requirements of law, all confidential documents and information concerning the Partnership except to the extent that such information can be shown to have been (i) in the public domain through no fault of LTV Steel or LTV-W, as the case may be, or their respective Affiliates or (ii) later lawfully acquired on a nonconfidential basis by LTV Steel or LTV-W, as the case may be, or their respective Affiliates. The obligation of LTV Steel and LTV-W and their respective Affiliates to hold any such information in confidence shall be satisfied if they exercise the same care with respect to such information as they would take to preserve the confidentiality of their own similar information.

          SECTION 4.04. Expirations of Representations and Warranties. All of the respective representations and warranties of MSC and of LTV Steel set forth in Article III hereof shall expire upon the completion of the Closing; provided, however, that the representations of LTV Steel made pursuant to the certificate required by Section 5.02(i) shall survive until the second anniversary of the Closing Date.

                                   ARTICLE V

                               Closing Conditions
                               ------------------

          SECTION 5.01. LTV Steel's and LTV-W's Conditions. Each of LTV Steel's and LTV-W's obligations to take the actions contemplated by this Purchase Agreement to be taken on the Closing Date are subject to the fulfillment, on or prior to the Closing Date, of each of the following conditions, any or all of which may be waived in whole or in part on or prior to the Closing Date by LTV
Steel:

               (a) Representations and Warranties. The representations and warranties of MSC contained in this Purchase Agreement shall be true in all material respects on and as of the Closing Date as though such representations and warranties were made on and as of such date.

               (b) Covenants. Each of MSC and MSCWC shall have performed in all material respects all of its obligations hereunder required to be performed by it prior to or on the Closing Date.

               (c) Receipt of Purchase Price. LTV Steel shall have received the full amount of the Purchase Price in accordance with Sections 2.02(a) and 2.03.

               (d) MSC Undertaking. MSC shall have executed and delivered to LTV Steel the MSC Undertaking. The form of the MSC Undertaking is set forth in Exhibit A hereto.

               (e) Release. The Partnership shall have executed and delivered to LTV Steel and to LTV-W a Mutual Release in the form of Exhibit B hereto.

               (f) Governmental and Other Clearances. Either no objection to the Transactions shall have been raised by any "Interested Person", as such term is defined in the Order, or all such objections shall have been overruled by the Bankruptcy Court, and to the extent required to permit the Consummation of the Transactions, any and all other material regulatory clearances shall have been obtained.

               (g) Injunctions. No provision of any applicable law or regulation and no judgment, injunction, order or decree shall prohibit or restrain the consummation of the Transactions.

               (h) Receipt of Officer's Certificate. LTV Steel shall have received a certificate from MSC and MSCWC, signed by the Accounting Representative of MSC and MSCWC, certifying to the best of his actual knowledge as to those matters addressed in paragraphs (a) and (b) of this Section 5.01; provided, however, that such certificate may expressly refer to the expiration of, and other limitations on, the representations and warranties of MSC provided for in Sections 4.04 and 3.01(f) hereof.

          SECTION 5.02. MSC's and MSCWC's Conditions. Each of MSC's and MSCWC's obligations to take the actions contemplated by this Purchase Agreement to be taken on the Closing Date are subject to the fulfillment, on or prior to the Closing Date, of each of the following conditions, any or all of which may be waived in whole or in part on or prior to the Closing Date by MSC:

               (a) Representations and Warranties. The representations and warranties of LTV Steel in this Purchase Agreement shall be true in all material respects on and as of the Closing Date as though such representations and warranties were made on and as of such date.

               (b) Covenants. Each of LTV Steel and LTV-W shall have performed in all material respects all of its obligations hereunder required to be performed by it prior to or on the Closing Date.

               (c) Release. LTV Steel and LTV-W shall have executed and delivered to the Partnership a Release in the form of Exhibit B hereto.

               (d) Assignment by LTV-W. LTV-W shall have assigned to MSCWC all of its GP Interest in accordance with Section 2.02(a)(i). The form of such assignment is set forth in Exhibit D hereto.

               (e) Assignment by LTV Steel. LTV Steel shall have assigned to MSCWC all of its interest in the Line Time Access in accordance with Section 2.02(a)(ii). The form of such assignment is set forth in Exhibit E hereto.

               (f) Government Clearances. To the extent required by applicable law or government regulations, all material regulatory clearances shall have been obtained.

               (g) Injunctions. No provision of any applicable law or regulation and no judgment, injunction, order or decree shall prohibit or restrain the consummation of the Transactions.

               (h) Receipt of Officer's Certificate. MSC shall have received a certificate from LTV Steel and LTV-W, signed by the Accounting Representative of LTV Steel and LTV-W, certifying to the best of his actual knowledge as to those matters addressed in paragraphs (a) and (b) of this Section 5.02; provided, however, that such certificate may expressly refer to the expiration of, and other limitations on, the representations and warranties of LTV Steel provided for in Sections 4.04 and 3.02(d) hereof.

               (i) Compliance with Order. MSC shall have received a certificate from LTV Steel, signed by an executive officer of LTV Steel and dated the Closing Date, in the form set forth in Exhibit F hereto, that (i) the Order has not been amended or modified and it remains in full force and effect; (ii) LTV Steel and LTV-W have complied with all provisions of the Order that are applicable to the Transactions, including, without limitation, the requirements of the Order with respect to giving a Sale Notice to all Interested Parties;
(iii) either no objection to the Transactions has been filed by any Interested Party or all objections that have been filed have been withdrawn or overruled by the Bankruptcy Court (and to the best of his or her actual knowledge, no appeal has been filed from any overruled objection); and (iv) no other order of the Bankruptcy Court precludes the sale of the GP Interest and the Line Time Access pursuant to the Order to MSCWC in accordance with the terms of this Purchase Agreement.

                                   ARTICLE VI

                                   Termination
                                   -----------

          SECTION 6.01. Termination. This Purchase Agreement may be terminated prior to the Closing Date:

               (a) by the written agreement of all of the parties hereto;

               (b) by any party if the Transactions shall not have been consummated on or before the Scheduled Closing Date; provided that no party may terminate this Purchase Agreement pursuant to this Section 6.01(b) if the Transactions shall have been delayed due in whole or in material part to the intentional, willful or grossly negligent breach in a material respect by such party of any of its representations or warranties or the intentional, willful or grossly negligent failure of such party to fulfill a condition to the performance of the obligations of any other party or to perform a covenant of this Purchase Agreement; or

               (c) by any party if there shall be any law or regulation that makes the consummation of the Transactions illegal or otherwise prohibited (other than the Bankruptcy Code), or materially alters the Transactions, or if consummation of the Transactions would violate any nonappealable final judgment, injunction, order or decree of any court or governmental body having competent jurisdiction.

The party or parties desiring to terminate this Purchase Agreement pursuant to clauses (b) or (c) of this Section 6.01 shall give notice of such desire to terminate to the other parties hereto.

          SECTION 6.02. Effect of Termination. If this Purchase Agreement is terminated as permitted by Section 6.01, such termination shall be without liability of any party (or any shareholder, director, officer, employee, agent, consultant or representative of such party) to any other party to this Purchase Agreement. The provisions of Section 4.03 and Section 7.01 shall survive any termination of this Purchase Agreement pursuant to Section 6.01 hereof.

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

                                  ARTICLE VII

                                  Miscellaneous
                                  -------------

          SECTION 7.01. Expenses. Each of the parties hereto shall pay its own expenses (including legal and accounting fees) incurred in connection with the negotiation and execution of this Purchase Agreement and the documents to be executed on the Closing Date and the consummation of the Transactions.

          SECTION 7.02. Notices. All notices hereunder shall be in writing and shall be personally delivered or sent via reputable overnight courier or facsimile. Such notices shall be addressed respectively:

                  if to MSC or MSCWC, to:

                           Material Sciences Corporation
                           2200 Pratt Boulevard
                           Elk Grove Village, IL  60007

                           Attention of Chief Financial Officer
                           Telecopier:  847-718-8643

                  with a copy to:

                           Sidley Austin Brown & Wood
                           10 South Dearborn Street
                           Bank One Plaza
                           Chicago, IL  60603

                           Attention of Jon M. Gregg
                           Telecopier:  312-853-7036

                  if to LTV Steel or LTV-W, to:

                           LTV Steel Company, Inc.
                           6801 Brecksville Road
                           Independence, OH  44131

                           Attention of General Counsel
                           Telecopier:  216-622-5688

                  with a copy to:

                           Jones, Day Reavis & Pogue LLP
                           North Point
                           901 Lakeside Avenue
                           Cleveland, OH  44114

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

                           Attention of David G. Heiman
                           Telecopier:  216-586-7175

     or to such other address or telecopier number as such party may hereafter specify for the purpose of providing notice to the other parties. Each such notice, request or other communication shall be effective (i) if given by facsimile, when such facsimile is transmitted to the telecopier number specified in this Section 7.03 and the transmission of the appropriate number of pages is confirmed or (ii) if given by any other means, when delivered at the address specified in this Section.

          SECTION 7.03. Third Parties. Nothing in this Purchase Agreement, whether express or implied, is intended to confer any rights or remedies under or by reason of this Purchase Agreement on any persons other than the parties hereto and their respective successors and permitted assigns.

          SECTION 7.04. Successors and Assigns. This Purchase Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and permitted assigns; provided that in no event shall any party hereto be permitted to assign any of its obligations under this Purchase Agreement to any other Person without the written consent of each other party hereto.

          SECTION 7.05. Headings. Headings are for ease of reference only and shall not form a part of this Purchase Agreement.

          SECTION 7.06. Governing Law; Entire Agreement.

               (a) This Purchase Agreement shall be construed in accordance with and governed by the law of the State of Illinois without giving effect to the principles of conflicts of laws thereof which might cause the laws of any other jurisdiction to govern this Purchase Agreement.

               (b) This Purchase Agreement, the Exhibits hereto and the documents referred to herein to be executed contemporaneously herewith on or before the Closing embody the entire agreement of the parties hereto with respect to the subject matter hereof and supersede all prior agreements (including the letter of intent between MSC and LTV dated January 10, 2002) with respect thereto.

          SECTION 7.07. Incorporation of Exhibits. The Exhibits identified in this Purchase Agreement are incorporated herein by reference and made a part hereof.

          SECTION 7.08. Amendments and Waivers.

               (a) Any provision of this Purchase Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Purchase Agreement, or in the case of a waiver, by the party against whom the waiver is to be effective.

               (b) No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

          SECTION 7.09. Counterparts. This Purchase Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which taken together shall constitute a single agreement. This Purchase Agreement shall become a binding agreement when each party hereto shall have received a counterpart hereof signed by each of the other parties hereto.

          IN WITNESS WHEREOF, the parties hereto have caused this Purchase Agreement to be duly executed as of the day and year first above written.

                                          LTV STEEL COMPANY, INC.

                                                   by

                                                   ---------------------------
                                                   Name:
                                                   Title:

                                          LTV-WALBRIDGE, INC.

                                                   by

                                                   ---------------------------
                                                   Name:
                                                   Title:

                                          MSC WALBRIDGE COATINGS INC.

                                                   by

                                                   ----------------------------
                                                   Name:
                                                   Title:

                                          MATERIAL SCIENCES CORPORATION

                                                   by

                                                   ----------------------------
                                                   Name:
                                                   Title:



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